Ex 10.3

[NORTHEAST SECURITIES, INC. LOGO] OMITTED

O. Lee Tawes, III
Executive Vice President

                                                                  August 3, 2005

Ms. Suzanne Lewsadder
Chief Executive Officer
SheerVision, Inc.
4040 Palos Verdes Drive N., Suite 105
Rolling Hills, CA 90274

Dear Ms. Lewsadder:

      This letter confirms our understanding that Northeast Securities, Inc. ("NESC") has been engaged on a non-exclusive basis as financial advisor and syndicate placement agent for SheerVision, Inc. (the "Company"), including its successors and assigns, with respect to reviewing the Company's capital structure, its principal businesses and its financing and refinancing alternatives, and advising the Company in connection with raising funds through a private sale of debt securities of the Company or any entity formed by or at the direction of the Company to issue such securities (the "Securities"), including acting as a placement agent and/or purchaser of any Securities, as NESC may determine in its sole discretion (collectively, the "Financing"). If appropriate in connection with performing its services for the Company hereunder, NESC may utilize the services of one or more of its affiliates, in which case references herein to NESC shall include such affiliates.

      1. NESC will perform the following financial advisory and investment banking services:

      (a) familiarize itself to the extent it deems appropriate and feasible with the business, operations, properties, condition (financial and otherwise) and prospects of the Company;

      (b) if requested by the Company, NESC will advise and assist the management of the Company in making appropriate presentations to the Board of Directors of the Company concerning the Financing;

      (c) advise and assist the Company in the course of its negotiations with potential purchasers of the Securities and will participate directly in such negotiations;

      (d) assist the Company in developing and preparing an offering memorandum to be used in soliciting potential purchasers of the Securities (as the same may be amended from time to time, the "Memorandum"), it being agreed that (i) such Memorandum shall be based entirely upon information supplied by the Company, which information the Company

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            hereby warrants shall be complete and accurate in all material respects and not misleading, and (ii) the Company shall be solely responsible for the accuracy and completeness of such Memorandum except for information supplied by NESC;

      (e) work with the Company to identify potential purchasers of the Securities;

      (f) assist the Company in marketing the Securities to potential purchasers which have been approved by the Company in the manner described in Section 2(b) below and meet all applicable purchaser and suitability requirements; and

      (g) render such other financial advisory and investment banking services as may from time to time be agreed upon by NESC and the Company.

The Company acknowledges and agrees that nothing contained in this engagement shall constitute a commitment by NESC to underwrite, place or purchase any Securities, although NESC reserves the non-exclusive right to do so. NESC acknowledges and agrees that nothing contained in this engagement shall constitute a commitment by the Company to accept any NESC Investor's (as defined in section 2(a) below) offer to purchase any Securities in the Financing.

      2. NESC compensation for services rendered under this engagement will be the following:

      (a) If during the term of this engagement or within the 12 months following the termination of this engagement, (i) the Company consummates one or more Financings with NESC, any affiliate of NESC, any investor contacted by NESC during the term of this Agreement or any affiliate of any such investor, which investor was identified by NESC in writing to the Company, listed on EXHIBIT B, and acknowledged in writing by the Company during the term of this engagement (an "NESC Investor") or (ii) (A) the Company receives and accepts a written commitment for a Financing from such NESC Investor (the execution by the Company of a commitment letter or securities purchase agreement shall be deemed to be receipt and acceptance of such written commitment) and (B) at any time thereafter such Financing by an NESC Investor is consummated, the Company will pay to NESC upon the closing date(s) thereof, eight percent (8%) of the gross proceeds received by the Company from such Financing and warrants exercisable at a $3 million valuation in an amount equal to the product of (A) multiplied by (B), where (A) 2.5% of the shares of common stock of the Company prior to the commencement of the Financing and where (B) equals a fraction, the numerator of which equals the gross proceeds to the Company in the Financing and the denominator of which equals the maximum amount of the Financing, provided that such fraction may not exceed 1.0. Such warrants shall be afforded the same registration rights as being offered the NESC Investors in the Financing.

      (b) In the event the Company becomes a party to a transaction not discussed above (e.g., a sale of substantially all of the assets, a merger or other business transaction involving the Company) arising out of or in connection with NESC's role as financial advisor, the

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            Company agrees to pay NESC's a fee consistent with the market practice for such services provided by nationally recognized investment banking firms.

      3. The Company shall bear all of its legal, accounting, printing and other expenses in connection with the Financing and any offering and sale of any Securities. It is understood that NESC will not be responsible for any fees, expenses or commissions payable to any other advisors, underwriters or agents (if any) utilized or retained by the Company or any offerees of the Securities. In addition to any fees payable by the Company to NESC hereunder, the Company shall, whether or not a Financing shall be proposed or consummated, and regardless of whether any Securities are offered or sold, reimburse NESC for its reasonable, accountable out-of-pocket expenses incurred in connection with, or arising out of, NESC's activities under or contemplated by this engagement; provided, however, that NESC agrees that all such expenses shall not exceed $50,000 in the aggregate without the prior written approval of the Company. Such reimbursements shall be made promptly upon submission by NESC of statements for such expenses.

      4. The Company recognizes and confirms that, in advising the Company, in assisting in the preparation of any Memorandum and in completing its engagement hereunder, NESC will be using and relying on non-public and publicly available information and on data, material and other information furnished to NESC's by the Company and other parties. It is understood that in performing under this engagement NESC's may assume and rely upon the accuracy and completeness of, and is not assuming any responsibility for independent verification of, such non-public and publicly available information and the other information so furnished.

      5. The Company represents and warrants that all information and documents (including any Memorandum) furnished by the Company in connection with the Financing and to offerees of the Securities will not, at the time so furnished and at the time of the closing of the Financing, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company agrees that any securities purchase agreements relating to any private placement of Securities will contain such terms, covenants, conditions, representations, warranties and other provisions as are reasonably satisfactory in form and substance to NESC's and its counsel.

      6. The Company will provide to NESC during the term of this engagement such information regarding the business and financial condition of the Company and its affiliates as NESC may request and as is reasonably required by NESC in order to perform its obligations hereunder, including without limitation such information as NESC may request in order to satisfy itself as to the accuracy of the Company's representations and warranties set forth herein. All non-public information supplied by the Company will be kept confidential by NESC except to the extent required to be provided to purchasers of Securities in accordance with the terms of this Agreement.

      7. The Company has not taken, nor will it take, any action, directly or indirectly, so as to cause the offer and sale of the Securities to fail to be entitled to the exemption from registration

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afforded by Section 4(2) of the Securities Act of 1933, as amended (the
"Securities Act"). In this regard, NESC will not offer or sell any Securities to any investor that it does not reasonably believe to be an "accredited investor" as defined by Regulation D of the rules and regulations of the U.S. Securities and Exchange Commission under the Securities Act nor will NESC sell any securities by means of general advertising or general solicitation. The Company will take such action as NESC may reasonably request to qualify the Securities as a private placement under the securities laws of such states as NESC may reasonably request and to comply with such laws so as to permit such offers and sales.

      8. The term of this Agreement shall be from the date hereof through December 31, 2005 (unless earlier terminated as provided below) provided that this Agreement shall be renewed for 60 days upon the written consent of the parties. This Agreement may be terminated with respect to all parties hereto at any time by either NESC or the Company, with or without cause, effective upon 10 days' prior written notice thereof to the other party; provided, however, that termination of NESC's engagement hereunder shall not affect (a) the Company's obligation to pay fees to the extent, in the amounts and at the times provided for in paragraph 2 hereof, and the Company's obligation to reimburse NESC's expenses accruing prior to such termination to the extent provided for herein and (b) any of the terms or provisions of the Standard Form of Indemnification Agreement set forth as EXHIBIT A hereto. As set forth herein, Sections 2 and 14 shall survive any termination or expiration of this Agreement.

      9. NESC has been retained under this Agreement as an independent contractor with duties owed solely to the Company. The advice (written or oral) rendered by NESC pursuant to this Agreement is intended solely for the benefit and use of the Board of Directors and senior management of the Company in considering the matters to which this Agreement relates, and the Company agrees that such advice may not be relied upon by any other person, used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor shall any public reference to NESC be made by the Company or its representatives, without the prior written consent of NESC, which consent shall not be reasonably withheld or delayed.

      10. The Company agrees that NESC shall have the right to place advertisements in financial and other newspapers and journals at its own expense describing its services to the Company hereunder, provided that NESC will submit a copy of any such advertisement to the Company for its approval, such approval shall not be unreasonably withheld or delayed.

      11. This Agreement and all controversies arising from or relating to performance under this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to such state's rules concerning conflicts of laws. ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR ACTION ARISING OUT OF THIS AGREEMENT OR CONDUCT IN CONNECTION WITH THIS ENGAGEMENT IS HEREBY WAIVED.

      12. This Agreement may be executed in counterparts, each of which together shall be considered a single document. This Agreement shall be binding upon NESC and the Company and

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their respective successors and assigns, provided, however, that this Agreement shall not be assignable by either party without the prior written consent of the other party. This Agreement is not intended to confer any rights upon any shareholder, owner, or partner of the Company, or any other person not a party hereto other than the indemnified persons entitled to indemnification hereunder. This Agreement, and all exhibits hereto, represents the entire agreement of the parties and may not be amended or waived except by a writing signed by both parties.

      13. It is understood and agreed that NESC and its affiliates may from time to time make a market in, have a long or short position in, buy and sell or otherwise effect transactions for customer accounts and for their own accounts in the securities of, or perform investment banking or other services, for, the Company and other entities which are or may be the subject of the engagement contemplated by this Agreement.

      14. Since NESC will be acting on behalf of the Company in connection with its engagement hereunder, the Company agrees to indemnify NESC in accordance with the Standard Form of Indemnification Agreement set forth as EXHIBIT A hereto which is incorporated herein as if set forth herein. EXHIBIT A is an integral part of this Agreement and shall survive any termination or expiration of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

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      We are pleased to accept this engagement and look forward to working with the Company. Please confirm that the foregoing is in accordance with your understanding by signing and returning to us the enclosed duplicate of this letter, which shall thereupon constitute a binding agreement among the Company and NESC.

                                        Very truly yours,

                                        NORTHEAST SECURITIES, INC.

                                        By: /s/ O. Lee Tawes, III
                                            ---------------------------
                                            O. Lee Tawes, III
                                            Executive Vice President

AGREED

SheerVision, Inc.

By: /s/ Ms. Suzanne Lewsadder
    -----------------------------
    Ms. Suzanne Lewsadder
    Chief Executive Officer

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[NORTHEAST SECURITIES, INC. LOGO] OMITTED

                                                                       EXHIBIT A

                   STANDARD FORM OF INDEMMNIFICATION AGREEMENT

      1. In connection with the services NESC has agreed to render to the Company hereunder, the Company shall (a) indemnify NESC and hold it harmless to the fullest extent permitted by law against any losses, claims, damages or liabilities to which NESC may become subject in connection with (i) its use of information that is inaccurate in any material respect (as a result of misrepresentation, omission, failure to update, or otherwise) that is provided to NESC by the Company, its representatives, agents or advisers, regardless of whether NESC knew or should have known of such inaccuracy, or (ii) any other aspect of its rendering such services, unless it is finally judicially determined that such losses, claims, damages or liabilities relating thereto arise only out of the gross negligence or willful misconduct of NESC, and (b) reimburse NESC for any legal or other expenses reasonably incurred by it in connection with investigating, preparing to defend or defending any lawsuits, claims or other proceedings arising in any manner out of or in connection with its performance of its duties hereunder.

      2. If for any reason the foregoing indemnity is unavailable to NESC or insufficient to hold NESC harmless, then the Company shall contribute to the amount paid or payable by NESC as a result of such claims, liabilities, losses, damages or expenses in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and NESC on the other but also the relative fault of the Company and NESC, as well as any relevant equitable considerations. Notwithstanding the provisions of this agreement, the aggregate contribution of NESC to all claims, liabilities, losses, damages and expenses shall not exceed the amount of fees actually received by NESC pursuant to its engagement by the Company. It is hereby further agreed that the relative benefits to the Company on the one hand and NESC on the other hand with respect to the transactions contemplated in this engagement letter shall be deemed to be in the same proportion as (i) the total value of the transaction bears to (ii) the fees paid to NESC with respect to such transactions. The Company agrees that the indemnification and reimbursement commitments set forth in this agreement shall apply whether or not NESC is a formal party to any such lawsuits or other proceedings, that NESC is entitled to retain separate counsel of its choice in connection with any of the matters to which the foregoing indemnity relate, that such indemnity shall be in addition to any liability that the Company may have to NESC at common law or otherwise, and that such indemnity shall extend upon the terms set forth in this agreement to any controlling person, director, officer, employee, agent or affiliate of NESC who shall be deemed direct beneficiaries of this agreement as if a signatory hereto and shall survive any termination of this agreement.

      3. The Company further agrees that neither NESC nor any indemnified party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or any of its affiliates, creditors or security holders for or in connection with the engagement or any actual or proposed transactions or other conduct in connection therewith, except for losses incurred by the Company that are finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of such indemnified party.

      4. The Company hereby submits to the sole and exclusive jurisdiction of the courts of the Southern District of the State of New York in any proceeding arising out of our relating to this agreement, including federal district courts located in such state, agrees not to commence any suit, action or proceeding relating to thereto except in such courts, and waives, to the fullest extent permitted by law, the right to move to dismiss or transfer any action brought in such court on the basis of any objection to personal jurisdiction, venue or inconvenient forum. Solely, for the purposes of enforcing this agreement, the Company hereby consents to personal jurisdiction, service of process and venue in any such court in which any claim or proceeding that is subject to this agreement is brought.

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